EXHIBIT 99.2
Second Quarter 2008 Review July 22, 2008 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) continued disruption in the fixed income markets; (4) adverse capital markets conditions; (5) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (6) increased competitive pressure among financial services companies; (7) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (8) consummation of significant business combinations or divestitures; (9) operational or risk management failures due to technological or other factors; (10) changes in accounting or tax practices or requirements; (11) new legal obligations or liabilities or unfavorable resolution of litigation; (12) heightened regulatory practices, requirements or expectations; and (13) disruption in the economy and general business climate as a result of terrorist activities or military actions. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward-looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Strategic Update Our costs are well controlled. Our fee revenue is strong. Our reserves are strong. We remain well capitalized.

Financial Summary-2Q08 vs. 2Q07 Results from Continuing Operations (1) (1) Continuing Operations exclude the results of the Champion Mortgage finance business, which has been accounted for as a discontinued operation. (2) Excludes charges recorded during the second quarter of 2008 in connection with the adverse federal court ruling on the tax treatment of a service contract lease transaction. (3) 6/30/08 ratio is estimated. GAAP = U.S. generally accepted accounting principles ROACE = Return on Average Common Equity EPS (loss) - GAAP $(2.70) vs. $0.85 EPS (loss) - Adjusted (2) $(0.28) vs. $0.85 ROACE - Adjusted (2) (5.45) % vs. 17.66 % Capital Ratios - Tangible Capital Ratio 6.98 % vs. 6.97% - Tier 1 Capital Ratio (3) 8.49 % vs. 8.14% - Total Capital Ratio (3) 12.35 % vs. 12.15 % Asset Quality - Net Charge-offs to Average Loans 2.75 % vs. 0.32% - NPLs to EOP Loans 1.07 % vs. 0.41% - NPAs to EOP Loans + OREO 1.59 % vs. 0.57%

Adjusted 2Q08 Income Statement $ in millions (1) Details the 2Q08 charges recorded in connection with the adverse federal court ruling on the tax treatment of a service contract lease transaction (2) EPS may not foot due to rounding TE = Taxable Equivalent

Net Interest Margin (TE)-Continuing Ops. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738.4 738 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 Net Interest Income (1) Net Interest Margin (1) 0.0314 -0.0044 Net Interest Spread (1) 0.0265 -0.0086 (1) During the second quarter of 2008, Key's taxable-equivalent net interest income was reduced by $838 million as a result of an adverse federal court ruling on Key's tax treatment of a service contract lease transaction. Excluding this reduction, Key's taxable-equivalent net interest margin was 3.32%. During the prior quarter, Key increased its tax reserves for certain lease in, lease out transactions and recalculated its lease income in accordance with prescribed accounting standards. These actions reduced Key's net interest income by $34 million. Excluding this reduction, the taxable-equivalent net interest margin was 3.29%. TE = Taxable Equivalent $ in millions (1) (1)

Noninterest Income-Continuing Ops. $ in millions

Noninterest Expense-Continuing Ops. $ in millions

2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Average Loan Growth Adjusted for Union State Bank Acquisition 0.063 0.084 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 0.0234 0.02157 0.03834 0.063 0.1065 0.1569 $ in billions Commercial Consumer $47.3 17.6 $47.6 17.6 Average Loans-Continuing Ops. $48.0 17.6 $48.3 17.4 $48.8 17.5 $49.7 18.0 $51.6 18.1 $54.2 18.5 $55.0 21.7

$ in billions 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 CD's 11.3 11.5 11.7 11.9 12.063 12.047 11.5 11.455 12.8 12.7 Average Core Deposit Growth Adjusted for Union State Bank Acquisition -0.01 0.00596 Average Core Deposit Growth Adjusted for McDonald Divestiture 0.0571 0.013 0.01 0.034 0.0222 0.0202 Average Core Deposit Growth from Prior Year 0.0997 0.1016 0.0804 0.0571 0.000229 -0.01957 0 -0.01 0.042 0.0336 DDA NOW/MMDA Savings CD's $13.0 25.3 1.8 11.5 $13.1 25.2 1.7 11.7 $13.4 25.1 1.7 11.9 $13.2 23.4 1.6 12.1 $14.0 23.0 1.6 12.0 $14.4 24.2 1.6 11.5 $12.9 25.7 1.5 11.5 $10.7 27.0 1.9 12.8 Average Core Deposits-Continuing Ops. $10.6 27.2 1.8 12.7

Asset Quality $ in millions

Credit Quality by Portfolio - 2Q08 $ in millions * Net charge-off amounts annualized in calculation Note: Totals may not foot due to rounding * *

Commercial Real Estate Loans June 30, 2008 $ in millions (1) Segment NPLs are taken as a percentage of total Key NPLs. Total Key NPLs were $814 million at 06/30/2008. (2) Nonresidential land and development loans (3) NPLs, 90+ Days Past Due, and 30-89 Days Past Due are taken as a percentage of the respective total Key NPLs of $814 million, total Key 90+ Days Past Due amounts of $367 million, and total Key 30-89 Days Past Due amounts of $852 million at 06/30/2008. N/M = Not Meaningful

Commercial Real Estate Residential Properties: $2.7 Billion

Peer Median 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Tangible Equity to Tangible Assets 0.0671 0.0668 0.0681 0.0701 0.0704 0.0697 0.0687 0.0658 0.0685 0.0698 Peer-Tangible Equity to Tangible Assets 0.0586 0.0571 0.0623 0.0652 0.0608 0.057 0.057 0.0559 0.0568 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08* Tier 1 Risk-based Capital 0.0764 0.079 0.0802 0.0824 0.0815 0.0814 0.0794 0.0744 0.0833 0.0849 Peer-Tier 1 Risk-based Capital 0.083 0.0826 0.0823 0.0849 0.0849 0.0812 0.0796 0.0751 0.0764 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08* Total Capital 0.1191 0.1208 0.1213 0.1243 0.122 0.1215 0.1176 0.1138 0.1234 0.1235 Peer Total Risk-based Capital 0.122 0.1172 0.1155 0.1123 0.1136 Tangible Equity to Tangible Assets Tier 1 Capital Total Capital Capital Ratios Target Range 6.00% - 7.00% Target Range 7.50% - 8.50% Fed defined minimum for a "well capitalized" bank * 2Q08 Tier 1 and Total Capital ratios are estimated 6.00% 10.00% 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Tier 1 Leverage 0.0917 0.0911 0.0896 0.0839 0.0915 0.0933 Peer Total Risk-based Capital 0.0785 0.074 0.073 0.0687 0.0712 Tier 1 Leverage Target Range 11.50% - 12.50% 5.00%

2nd Half 2008 Outlook Net Interest Margin 3.15% - 3.20% range Loan Growth Flat to down Core Deposit Growth Low single digit range Net Charge-Offs Expenses Effective Tax Rate (TE) 1.20% - 1.60% annualized Low single digit range Approximately 34% ^ 36%. This estimate includes an accrual of approximately $32 ^ $34 million per quarter for disputed taxes on the leveraged lease portfolio for the 3rd and 4th quarters. TE = Taxable Equivalent

Appendix

Geographically Diverse Community Banking Great Lakes Core Deposits: 34% Commercial Loans: 31% Home Equity Loans: 30% Northwest Core Deposits: 23% Commercial Loans: 27% Home Equity Loans: 28% Rocky Mountains Core Deposits: 8% Commercial Loans: 13% Home Equity Loans: 13% Northeast Core Deposits: 31% Commercial Loans: 20% Home Equity Loans: 27% Note: Percentages are based on quarterly average balances and exclude core deposits, commercial loans and home equity loans centrally managed outside of the four community banking regions. Second Quarter 2008

Financial Summary TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable Community Banking $ in millions

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

National Banking-Continuing Ops. Financial Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06 4Q06 2006 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Servicing Portfolio 8.3 11 19.8 22.4 34.1 73.7 76.1 78.4 81.8 93.6 93.6 108.3 121.4 136.2 134.9 130.6 128.9 Average Escrow Deposits 0.125 0.303 0.411 0.558 0.832 1.23 2.135 2.386 2.494 3.053 2.52 3.279 3.924 4.57 4.3 4.1 3.9 Commercial Real Estate Servicing $ in billions Average Escrow Deposits Servicing Portfolio

Average Loan Breakdown $ in millions Continuing Operations

Home Equity Loans * Period End Balance, $ in millions June 30, 2008

Net Charge-Offs to Average Loans 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 KEY 0.0074 0.0032 0.0032 0.0102 0.0024 0.0022 0.0026 0.0033 0.0027 0.0032 0.0035 0.0067 0.0067 0.0275 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0034 0.0025 0.0027 0.0029 0.0024 0.0021 0.0023 0.0033 0.0027 0.0028 0.0034 0.0057 0.0071 Continuing Operations

$ in millions Peer Median S&P Regional & Diversified Bank Indices NPAs to Loans + OREO + Other NPAs CRE-Construction CRE-Coml. Mort. C&I Consumer Held for Sale OREO + Other $4 35 105 135 1 28 $37 36 62 88 56 50 $10 48 60 97 3 55 $10 44 101 99 3 96 $23 41 117 95 4 98 $228 41 124 105 6 66 $415 41 112 119 25 52 $610 113 185 146 9 52 $256 107 316 135 342 54 Nonperforming Asset Trends 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 NPAs to Loans + OREO 0.0046 0.005 0.0041 0.0054 0.0057 0.0083 0.0108 0.0146 0.0159 Peer Median S&P Regional & Diversified Bank Indices 0.0046 0.005 0.0049 0.0054 0.0066 0.0085 0.0105 0.0135 OREO & Other 28 50 55 96 98 66 52 52 54 Held For Sale 1 56 3 3 4 6 25 9 342 Consumer 135 88 97 99 95 105 119 146 135 C&I 105 62 60 101 117 124 112 185 316 CRE 35 36 48 44 41 41 41 113 107 CRE - Construction 4 37 10 10 23 228 415 610 256 Total 308 329 273 353 378 570 764 1115 1210